SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 16, 2001


                              THE HERTZ CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


              Delaware                 1-7541                 13-1938568
      ------------------------      -------------         -------------------
      (State of Incorporation)      (Commission           (IRS Employer
                                     File Number)         Identification No.)


225 Brae Boulevard, Park Ridge, NJ                             07656-0713
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (201) 307-2000



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ITEM 5. OTHER EVENTS

      On January 16, 2001, The Hertz Corporation, a Delaware corporation ("Hertz"), entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Hertz, Ford Motor Company ("Ford"), Ford FSG, Inc. ("Parent") and Ford FSG II, Inc. ("Merger Sub").

      A copy of the Merger Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. On January 16, 2001, Hertz and Ford issued a joint press release announcing the execution of the Merger Agreement, and Hertz issued a separate earnings release. The press releases are attached hereto as Exhibits 99.1 and 99.2 respectively and are incorporated herein by reference.

      Pursuant to the Merger Agreement, within fifteen business days of the execution of the Merger Agreement, Parent will commence a tender offer (the "Offer") for any and all of the outstanding shares of Class A Common Stock, par value $0.01 per share, of Hertz (the "Shares"), at a purchase price of $35.50 per Share, net to the seller in cash (the "Offer Price"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase, which will be mailed to stockholders at the commencement of the Offer, and in the related Letter of Transmittal.

      The Merger Agreement provides that, subject to the satisfaction or waiver of certain conditions, following completion of the Offer, and in accordance with the Delaware General Corporation Law (the "DGCL"), Merger Sub will be merged with and into Hertz (the "Merger"), with Hertz being the surviving corporation, and at the effective time of the Merger each Share outstanding (other than Shares owned by Ford, Parent, any of their subsidiaries, Hertz or any of its subsidiaries, and Shares held by stockholders, if any, who did not vote in favor of the Merger Agreement and who comply with all of the relevant provisions of
Section 262 of the DGCL relating to dissenters' rights of appraisal) will be converted into the right to receive the Offer Price in cash or any greater amount per Share paid pursuant to the Offer.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.  The following exhibits are filed as part of this report:
            --------

            10.1 Agreement and Plan of Merger, dated as of January 16, 2001, by and among Hertz, Ford Motor Company, Ford FSG, Inc. and Ford FSG II, Inc.

            99.1 Joint Press Release of Ford Motor Company and The Hertz Corporation, dated January 16, 2001 (incorporated by reference to the joint press release filed by The Hertz Corporation with the Securities and Exchange Commission under cover of Schedule 14D-9 on January 16, 2001).

            99.2 Press Release of The Hertz Corporation, dated January 16, 2001 (incorporated by reference to the press release filed by The Hertz Corporation with the Securities and Exchange Commission under cover of Schedule 14D-9 on January 16, 2001).



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                                    SIGNATURE


            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 17, 2001

                                       THE HERTZ CORPORATION


                                       By: /s/ Harold E. Rolfe
                                           -------------------
                                           Name:  Harold E. Rolfe
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary


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                                  EXHIBIT INDEX


Exhibit
Number                             Description
-------                            -----------

Exhibit 10.1 Agreement and Plan of Merger, dated as of January 16, 2001, by and among Hertz, Ford Motor Company, Ford FSG, Inc. and
              Ford FSG II, Inc.

Exhibit 99.1 Joint Press Release of Ford Motor Company and The Hertz Corporation, dated January 16, 2001 (incorporated by reference to the joint press release filed by The Hertz Corporation with the Securities and Exchange Commission under cover of Schedule 14D-9 on January 16, 2001).

Exhibit 99.2 Press Release of The Hertz Corporation, dated January 16, 2001 (incorporated by reference to the press release filed by The Hertz Corporation with the Securities and Exchange Commission under cover of Schedule 14D-9 on January 16, 2001).